AXON ANNOUNCES PRICING OF UPSIZED OFFERING OF $1,000.0 MILLION OF 6.125% SENIOR NOTES DUE 2030 AND $750.0 MILLION OF 6.250% SENIOR NOTES DUE 2033
SCOTTSDALE, Ariz., March 5, 2025 – Axon (Nasdaq: AXON) (“Axon”) announced today that it has priced $1,000.0 million aggregate principal amount of its Senior Notes due 2030 (the “2030 Notes”) at an issue price of 100% and $750.0 million aggregate principal amount of its Senior Notes due 2033 at an issue price of 100% (the “2033 Notes” and, together with the 2030 Notes, the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The total offering size was increased from the previously announced total offering size of $1,500.0 million aggregate principal amount of Notes. Axon intends to use the net proceeds of this offering for general corporate purposes, which may include, among other things, potentially repurchasing or redeeming Axon’s 0.50% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”), and providing capital to support Axon’s growth and to acquire or invest in product lines, products, services or technologies. The sale of the Notes is expected to close on March 11, 2025, subject to customary closing conditions.
The Notes of each series will be general senior unsecured obligations of Axon. As of the issue date, none of Axon’s subsidiaries will guarantee the Notes. Following the issue date, each of Axon’s existing and future domestic securities that guarantees Axon’s existing revolving credit facility and certain other indebtedness, if any, subject to certain exceptions, will guarantee the Notes of each series.
The 2030 Notes will bear interest at a rate of 6.125% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2025. The 2030 Notes will mature on March 15, 2030. The 2033 Notes will bear interest at a rate of 6.250% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2025. The 2033 Notes will mature on March 15, 2033.
The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other security, and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other security in any jurisdiction in which such offer, solicitation, or sale is unlawful. This press release does not constitute an offer to purchase or a redemption notice in respect of the Existing Convertible Notes.
ABOUT AXON
Axon is a technology leader in global public safety. Our moonshot goal is to cut gun-related deaths between police and the public by 50% before 2033. Axon is building the public safety operating system of the future by integrating a suite of hardware devices and cloud software solutions that lead modern policing. Axon's suite includes TASER energy devices, body cameras, in-car cameras, cloud-hosted digital evidence management solutions, productivity software and real-time operations capabilities. Axon's growing global customer base includes first responders across international, federal, state and local law enforcement, fire, corrections and emergency medical services, as well as the justice sector, enterprises and consumers.
Media Contact:
Alex Engel
Vice President, Communications
Press@Axon.com
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CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
Forward-looking statements in this press release include, but are not limited to, statements regarding the completion of the offering, the timing of the closing and the intended use of proceeds, as well as statements about Axon’s future plans and goals, proposed products and services and related development efforts and activities; expectations about the market for Axon’s current and future products and services, including statements related to Axon’s user base and customer profiles. Words such as “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “expect,” “anticipate,” “future,” “intend,” “plan,” “believe,” “estimate,” and similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these words.
Axon cannot guarantee that any forward-looking statement will be realized, although it believes it has been prudent in Axon’s plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The following important factors could cause actual results to differ materially from those in the forward-looking statements: Axon’s exposure to cancellations of government contracts due to non-appropriation clauses, exercise of a cancellation clause or non-exercise of contractually optional periods; the ability of law enforcement agencies to obtain funding, including based on tax revenues; Axon’s ability to design, introduce and sell new products, services or features; Axon’s ability to defend against litigation and protect Axon’s intellectual property, and the resulting costs of this activity; Axon’s ability to win bids through the open bidding process for governmental agencies; Axon’s ability to manage its supply chain and avoid production delays, shortages and impacts to expected gross margins; the impacts of inflation, macroeconomic conditions and global events; the impact of catastrophic events or public health emergencies; the impact of stock-based compensation expense, impairment expense and income tax expense on Axon’s financial results; customer purchase behavior, including adoption of Axon’s software as a service delivery model; negative media publicity or sentiment regarding Axon’s products; the impact of various factors on gross margins; defects in, or misuse of, Axon’s products; changes in the costs of product components and labor; loss of customer data, a breach of security or an extended outage, including by Axon’s third-party cloud-based storage providers; exposure to international operational risks; delayed cash collections and possible credit losses due to Axon’s subscription model; changes in government regulations in the United States and in foreign markets, especially related to the classification of Axon’s products by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; Axon’s ability to integrate acquired businesses; the impact of declines in the fair values or impairment of Axon’s investments, including Axon’s strategic investments; Axon’s ability to attract and retain key personnel; litigation or inquiries and related time and costs; Axon’s ability to remediate the material weakness in Axon’s internal controls; and counter-party risks relating to cash balances held in excess of federally insured limits. Many events beyond Axon’s control may determine whether results it anticipates will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. The Annual Report on Form 10-K that Axon filed with the Securities and Exchange Commission ("SEC") for the year ended December 31, 2024, lists various important factors that could cause actual results to differ materially from expected and historical results. These factors are intended as cautionary statements for investors within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Readers can find them under the heading “Risk Factors” in Axon’s Annual Report on Form 10-K for the year ended December 31, 2024, and investors should refer to them. You should understand that it is not possible to predict or identify all such factors. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.
Except as required by law, Axon undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures Axon makes on related subjects in Axon’s Form 8-K, 10‑Q and 10‑K reports to the SEC.

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